SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   June 14, 2005

                  American Wagering, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-20685	88-0344658
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

675 Grier Drive, Las Vegas, Nevada	89119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (702) 735-0101

________________________________	___________
(Former name or former address, if changed since last report)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01       Other Events.

On June 14, 2005, the Registrant entered into an Executive Employment Agreement (the “Agreement”) with Bruce Dewing. Pursuant to the terms of the Agreement, Mr. Dewing will be employed as President of AWI Gaming, Inc. (“AWIG”), a wholly owned subsidiary of the Registrant, with an initial term commencing on July 1, 2005 and terminating on January 31, 2008 subject to automatic extensions of three (3) years each.

A copy of the Agreement is being filed with, and is incorporated herein by reference, this report as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

                            Exhibit Number          Description

                                     99.1                      Executive Employment Agreement between American Wagering, Inc. and Bruce Dewing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 15, 2005

                                                                                                AMERICAN WAGERING, INC.

                                                                                                By:/s/        Timothy F. Lockinger
                                                                                                      Name:  Timothy F. Lockinger
                                                                                                      Title:    Chief Financial Officer
                                                                                                      Principal Accounting Officer